UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 12, 2019, General Cannabis Corp (the “Company”) issued a press release announcing results for the quarter ended June 30, 2019. A copy of the press release is furnished and attached hereto as Exhibit 99.2.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2018, the board of directors (the “Board”) of the Company appointed Seth Oster to the Board, with such appointment effective as of such date. In addition, the Board appointed Mr. Oster as chair of its nominating and corporate governance committee. In connection with his appointment, Mr. Oster was granted an option (the “Option”) to purchase 100,000 shares of the Company’s common stock on August 9, 2019, which vests in full on the one-year anniversary of the date of grant. The Option was granted pursuant to the Company’s 2014 Equity Incentive Plan. The exercise price of the Option is $1.10 per share, which was the closing price of the Company’s common stock on the date of grant. There is no family relationship between Mr. Oster and any of our other officers and directors. There are no understandings or arrangements between Mr. Oster and any other person pursuant to which Mr. Oster was appointed as director. A copy of the press release announcing Mr. Oster’s appointment is furnished and attached hereto as Exhibit 99.3.

Item 7.01.	Regulation FD Disclosure.

On August 9, 2019, the Company issued a press release announcing it has entered into a non-binding term sheet to acquire substantially all of the assets of a licensed recreational cannabis cultivator in Denver, Colorado. A copy of the press release is furnished and attached hereto as Exhibit 99.1.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and the Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated August 9, 2019
99.2	Press release, dated August 12, 2019
99.3	Press release, dated August 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2019

GENERAL CANNABIS CORP

By:	/s/ Brian Andrews
Name:	Brian Andrews
Title:	Chief Financial Officer